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                                                                      EXHIBIT 99



                  CERTIFICATION PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10K for the Year Ended December 31, 2002 (the "Report") by Ames National Corporation (the "Company"), each of the undersigned officers of the Company hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

IN WITNESS WHEREOF, the undersigned have executed this Certification as of the 31st day of March, 2003.

                                                  /s/  Daniel L. Krieger
                                                  -----------------------------
                                                  Daniel L. Krieger, President
                                                  (Principal Executive Officer)

                                                  /s/  John P. Nelson
                                                  -----------------------------
                                                  John P. Nelson, Vice President
                                                  (Principal Financial Officer)

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